UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2005
Arlington Tankers Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On October 24, 2005, Arlington Tankers Ltd. (the “Company”) entered into Change in Control Agreements with Arthur L. Regan, the Company’s President and Co-Chief Executive Officer and Edward Terino, the Company’s Co-Chief Executive Officer and Chief Financial Officer (the “Agreements”). Copies of the Agreements are attached hereto as Exhibits 99.1 and 99.2, respectively.
     The Change in Control Agreements are for a one-year term, terminable on certain conditions specified therein, that automatically renews on January 1st of each year. The Agreements provide for certain benefits in the event of a termination of employment under circumstances more specifically described in the Agreements that occur in connection with a “Change in Control” (as defined in the Agreements) of the Company. The benefits include:
•	if a Change in Control occurs, any outstanding option to purchase shares of common stock of the Company held by Mr. Regan and Mr. Terino will become immediately exercisable, and any restricted stock award will fully vest and no longer be subject to a right of repurchase by the Company,

•	if Mr. Regan or Mr. Terino is terminated by the Company without Cause (as defined in the Agreements), or chooses to terminate his employment with Good Reason (as defined in the Agreements), in each case within 12 months of a Change in Control Date (as defined in the Agreements), he will be entitled to receive:
•	a lump sum payment equal to 12 months of the base salary he received as of the date of the Change of Control, or termination of employment, whichever is greater,

•	a lump sum payment equal to the highest bonus he received in any of the three years prior to the year in which the Change of Control occurred and

•	benefits to him and his family for 12 months after the Date of Termination (as defined in the Agreements), and
•	In the event that, within six months following a Change of Control Date, Mr. Regan or Mr. Terino is terminated by the Company, or Mr. Regan or Mr. Terino terminates his employment for Good Reason, the Company will provide outplacement services up to an aggregate value of $20,000.
Item 9.01 Financial Statements and Exhibits
         (d) Exhibits
              See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: October 27, 2005	By:	/s/ EDWARD TERINO
Edward Terino
Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Change In Control Agreement, dated as of October 24, 2005, between the Company and Arthur L. Regan.

Exhibit 99.2	Change In Control Agreement, dated as of October 24, 2005, between the Company and Edward Terino.